UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2012

Medytox Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2012, Medytox Solutions, Inc. ("Medytox") appointed Jace Simmons the Chief Financial Officer of Medytox effective March 1, 2012, and entered into an Employment Agreement (the "Agreement") with Mr. Simmons to employ him as Chief Financial Officer of Medytox.  The term of the Agreement is for two years, renewable for additional one-year periods if neither party otherwise gives at least 90 days notice.  Under the Agreement, Mr. Simmons will receive an annual salary of $150,000, subject to review each year.  He will participate in senior management bonus programs to be approved by the Board of Directors.  He will also receive annually options to purchase 200,000 shares of Medytox common stock exercisable at $3.00 a share.  When the common stock commences trading, Mr. Simmons will receive options to purchase an additional 400,000 shares, also exercisable at $3.00 a share.  Medytox will also reimburse Mr. Simmons for agreed-upon moving expenses and for his temporary housing expenses for up to 90 days.

In the event Medytox is merged or acquired by another company and Mr Simmons' position changes, he will be offered an amount equal to his compensation and benefits to the end of the then current term.  If Mr. Simmons dies during the term of the Agreement, his estate will be paid his compensation for the lesser of one year and the end of the then current term.  If the Agreement is terminated due to disability, Mr. Simmons will receive his compensation for four weeks after termination.

Mr. Simmons is 55 years old and has been the Chief Financial Officer of Renaissance PG, LLC, a real estate developer and manager in Knoxville, Tennessee, since June 2007.  Prior to that, from 2005, he was Chief Financial Officer of Housing Trust Group, a real estate developer and manager in Miami, Florida.  Mr. Simmons also served as Chief Financial Officer of Paving Stone Corp., an OTC Bulletin Board company, from 2000 to 2004.  There are no family relationships between Mr. Simmons and any of Medytox's directors and executive officers and Medytox has not entered into any transactions with Mr. Simmons that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing is qualified by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1.

Section 9 – Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

2

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(d)  Exhibits

Exhibit Number	Description
10.1	Employment Agreement, effective March 1, 2012, between Medytox Solutions, Inc. and Jace Simmons.

3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2012                                             MEDYTOX SOLUTIONS, INC.

                                                                                    /s/ William G. Forhan

                                                                                    William G. Forhan,

                                                                                    CEO, CFO and Chairman

                                                                                    (principal executive officer)

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EXHIBIT INDEX

Exhibit No.                 Description

10.1                             Employment Agreement, effective March 1, 2012, between Medytox Solutions, Inc. and Jace Simmons.

5

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